U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2013

ADVANCED EMISSIONS SOLUTIONS, INC.

(Name of registrant as specified in its charter)

Delaware	000-54992	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Michael Durham, President and CEO and Graham Mattison, Vice President of Investor Relations of Advanced Emissions Solutions, Inc. (“ADES”) will be participating in the Jefferies Global Industrials Conference on August 12, 2013 in New York City. A copy of the slides to be used at this conference is currently available via the Investor Information section of ADES’s website at www.advancedemissionssolutions.com. A copy of the materials is attached hereto as Exhibit 99.1.

On July 26, 2013, we issued a press release announcing ADES’s scheduled participation at this conference. A copy of the press release is furnished as Exhibit 99.2 to this report.

Item 9.01.	Financial Statements and Exhibits

(d) The following items are furnished as exhibits to this report:

99.1 August 2013 Investor Presentation.

99.2 Press Release, Advanced Emissions Solutions Schedules 2013 Second Quarter Financial Results News Release and Conference Call; Company to Participate in Three Upcoming Investor Conferences dated July 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 12, 2013

Advanced Emissions Solutions, Inc. Registrant

/s/Mark H. McKinnies
Mark H. McKinnies
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	August 2013 Investor Presentation.

99.2	Press Release, Advanced Emissions Solutions Schedules 2013 Second Quarter Financial News Release and Conference Call; Company to Participate in Three Upcoming Investor Conferences dated July 26, 2013.